Exhibit 10.5(a)

                               AMENDMENT AGREEMENT

       AMENDMENT AGREEMENT, dated as of August 20, 2001, by and between ALPHARx,
INC.,  a  Delaware   corporation  (the  "Company"),   and  Sai  Ming  Wong  (the
"Executive").

                                    RECITALS

       The Company and the Executive are parties to an Employment Agreement, dated July 1, 2000 (the "Employment Agreement"), and have agreed to amend the Employment Agreement to extend the term of the Employment Agreement and to increase the Executive's compensation thereunder. Capitalized terms used herein shall have the meanings set forth in the Employment Agreement unless otherwise defined herein.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       1. Section 1 of the Employment Agreement is hereby deleted in its entirety and the following new Section 1is hereby inserted in lieu thereof:

              1. Employment and Term. Company hereby employs Executive and Executive hereby accepts employment for a term commencing on July 1st, 2000 and continuing until December 31, 2003, unless sooner terminated as provided for in this Agreement.

       2. Section 3.1.1 and 3.1.2 of the Employment Agreement is hereby deleted in its entirety and the following new Section 3.1 is hereby inserted in lieu thereof.


              3.4 The Company shall pay the Executive an annual Base Salary ("Base Salary") as follows:

                     (xvi) commencing July 1, 2000, and ending December 31, 2000, a Base Salary at the rate of $12,000 per year;

                     (xvii) commencing  January  1, 2001,  and  ending  June 30,
                            2001, a Base Salary at the rate of $36,000 per year;

                     (xviii)commencing  July 1, 2001,  and ending  December  31,
                            2001, a Base Salary at the rate of $72,000 per year;

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                     (xix)  commencing  January 1, 2002, and ending December 31,
                            2002, a Base Salary at the rate of $96,000 per year; and

                     (xx) commencing January 1, 2003, and ending December 31, 2003, a Base Salary at the rate of $120,000 per year.

                     The Executive's Base Salary shall be paid at such times and in such manner as is consistent with the Company's prevailing payroll practices for other senior executives of the Company.

       3.  Except  as  otherwise  amended  by  this  Amendment  Agreement,   the
       Employment Agreement shall remain in full force and effect, and the Company and the Executive each hereby reaffirm each of their respective agreements, covenants and obligations set forth therein.

       IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement as of the date above written.



ALPHARX INC.

By:      /s/ Sandro Persia                   By:     /s/ Michael M. Lee
    ------------------------------              ---------------------------
         Sandro Persia                               Michael M. Lee
         Secretary                                   Chairman/CEO


EXECUTIVE

By:      /s/ Sai Ming Wong
    ------------------------------
             Sai Ming Wong

                                       2
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                                   SIGNATURES:

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: December 28, 2001

                                               ALPHARx, INC.

                                              By:    /S/ Michael M. Lee
                                                   -----------------------------
                                                   Michael M. Lee, President

                                              Directors:


                                                     /S/ Michael M. Lee
                                                   -----------------------------
                                                   Michael M. Lee, Director


                                                     /S/ Sai Ming Wong
                                                   -----------------------------
                                                   Sai Ming Wong, Director


                                                     /S/ Joseph Schwarz
                                                   -----------------------------
                                                   Joseph Schwarz, Director


                                                     /S/ Sandro Persia
                                                   -----------------------------
                                                   Sandro Persia, Director